Exhibit 32

CERTIFICATION PURSUANT

TO 18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ISCO International, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN THODE
John Thode
Chief Executive Officer
March 31, 2006

/s/ FRANK CESARIO
Frank Cesario
Chief Financial Officer
March 31, 2006